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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of the The Advisors' Inner Circle (File No. 33-42484), and to all references to our firm included in this Registration Statement.

                                              /s/Arthur Andersen LLP



Philadelphia, Pa.,
  June 25, 1997